UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 19, 2004

Date of report (date of earliest event reported)

STELLENT, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-19817	41-1652566

(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

7777 Golden Triangle Drive, Eden Prairie, Minnesota		55344

(Address of principal executive offices)		(Zip Code)

Telephone Number: (952) 903-2000

(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition.

     The information in this section is being furnished to, but not filed with, the Securities and Exchange Commission.

     On October 19, 2004, Stellent, Inc. issued a press release that included financial information for its second fiscal quarter ended September 30, 2004. A copy of the press release is attached as Exhibit 99 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

     The following Exhibit is being furnished herewith:

     99          Stellent, Inc. press release dated October 19, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: October 19, 2004

STELLENT, INC. (Registrant)
By /s/ Gregg A. Waldon
Gregg A. Waldon
Chief Financial Officer, Treasurer and Secretary (Principal financial and accounting officer and duly authorized signatory on behalf of the registrant)

INDEX TO EXHIBITS

Exhibit No.		Method of Filing
99	Stellent, Inc. press release dated October 19, 2004.	Filed Electronically